UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

March 12, 2003

Date of Report (Date of earliest event reported)

Euronet Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22167
(State or other jurisdiction of incorporation)	(Commission File Number)

74-2806888

(IRS Employer Identification No.)

4601 College Boulevard

Leawood, Kansas 66211

(Address of principal executive offices)

(913) 327-7200

(Registrant’s telephone number, including area code)

Item 5.

Attached as Exhibit 2.2 is a slide presentation that will be made by Euronet Worldwide, Inc. at an investor meeting on March 12, 2003 at 11:00 a.m. to 2:00 p.m. CST. Details of this event are described in the press release attached as Exhibit 2.1.

Item 7—Exhibits

Exhibit 2.1: Press Release

Exhibit 2.2: Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Euronet Worldwide, Inc.

/s/ Rick L. Weller
Chief Financial Officer

Date: March 12, 2003

Index to Exhibits

Exhibit 2.1:	Press Release

Exhibit 2.2:	Investor Slide Presentation.